WCM Sustainable Developing World Fund

(Investor Class Shares – Ticker Symbol: WCMUX)

(Institutional Class Shares – Ticker Symbol: WCMDX)

A series of Investment Managers Series Trust

Supplement dated August 10, 2021 to the

Summary Prospectus dated July 1, 2021.

Effective immediately, the following changes are made to the principal investment strategies for the WCM Sustainable Developing World Fund (the “Fund”).

The first two paragraphs under the heading entitled “Principal Investment Strategies” on page 2 of the Summary Prospectus are deleted in their entirety and replaced with the following:

Under normal market conditions, the Fund invests at least 80% of its net assets (including amounts borrowed for investment purposes) in equity securities of companies located in developing countries. In determining whether a country is a developing country, the Fund’s investment advisor will consider, among other things, whether the country is generally considered to be a developing country by the international financial community; the country’s per capita gross domestic product; the percentage of the country’s economy that is industrialized; market capital as a percentage of the country’s gross domestic product; and the overall regulatory environment of the country, including the presence of governmental regulation limiting or banning foreign ownership and restrictions on repatriation of initial capital, dividends, interest and/or capital gains. For example, the investment advisor expects that most countries classified by the World Bank as having low- to middle-income economies, or that are included in any of the Morgan Stanley Capital International (“MSCI”) emerging markets or frontier markets indices, will be treated as developing countries. The Fund’s advisor considers a company to be located in a developing country if the company has been organized under the laws of, has its principal offices in, or has its securities principally traded in, the developing country, or if the company derives at least 50% of its revenues or net profits from, or has at least 50% of assets or production capacities in, the developing country. In addition, under normal market conditions, the Fund invests at least 80% of its net assets (including amounts borrowed for investment purposes) in equity securities of companies that satisfy the Fund’s environmental, social and governance (“ESG”) criteria.

In addition, effective immediately, Rob Quirk has been added as a portfolio manager to the Fund. Accordingly, effective immediately, the Summary Prospectus is updated as follows:

The paragraph under the heading entitled “Portfolio Managers” on page 6 of the Summary Prospectus is deleted in its entirety and replaced with the following:

The portfolio management team is comprised of Pablo Echavarria, Portfolio Manager, Rolf Kelly, Portfolio Manager, and Rob Quirk, Portfolio Manager. Messrs. Echavarria and Kelly have served as portfolio managers of the Fund since its inception on March 31, 2020. Mr. Quirk has served as portfolio manager of the Fund since June 30, 2021. The members of the portfolio management team are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio.

Please file this Supplement with your records.